MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2014

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification

8.7%
42.1%
49.2%
International
Domestic
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Industry Diversification

Information Technology	25.3%
Financials	17.9%
Energy	15.6%
Telecommunications	11.6%
Consumer Discretionary	5.3%
Consumer Staples	4.8%
Health Care	4.2%
Materials	3.4%
Industrials	3.2%
Cash	8.7%

Top 10 Holdings

Baidu ADR	5.30%
Apple Computer Inc.	5.27%
Mastercard, Inc.	4.52%
Teva Pharmaceutical	4.21%
American International Group	3.87%
Citigroup, Inc.	3.79%
Bank of America Corp.	3.60%
Munich RE Group	3.46%
CF Industries	3.41%
EMC Corporation	3.36%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	29
2013 PortfolioTurnover	32.54%
Net Assets (millions)	$21.15
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns [2]

Mundoval Fund
MSCI World Index
22.60%
24.05%
12.84%
11.80%
15.05%
14.98%
4.25%
3.42%
7.75%
7.57%
1 Year
3 Years
5 Years
7 Years
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]

$20,819
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2004
2006
2007
2009
2010
2012
2013

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $20,819 on 6/30/14. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

2Q14 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 2.38% in the second quarter of 2014 versus 4.86% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004 the annualized rate of return has been 7.75% versus 7.57% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Information Technology (Baidu & Apple Computer) and Energy Sectors (CNOOC Ltd, Gazprom and Petrobras). Negative factors impacting investment performance for the Fund during the quarter included the Financial (BNP Paribas & Bank of America) and Consumer Discretionary Sectors (Coach, Inc.).

During the quarter, the Fund purchased shares of **Gazprom**, a Russian oil & gas business, **Petrobras**, a Brazilian oil & gas business, and **Tesco**, a global retailer with operations in the United Kingdom, Europe and Asia. Our largest allocations in the Fund are to the Information Technology, Financial and Energy Sectors. Foreign and domestic businesses represent 42.1% and 49.2% respectively of the Fund's holdings with an 8.7% cash allocation.

Manager Commentary:

As the major stock market averages worldwide ascend to new highs, we are reminded of the sage and timeless advice given by Benjamin Graham in his classic text, *The Intelligent Investor*, "Investment is most intelligent when it is most businesslike. Do not enter upon an investment operation unless a reliable calculation shows that it has a fair chance to yield a reasonable profit. In particular, keep away from ventures in which you have little to gain and much to lose, based on arithmetic rather than optimism. Have the courage of your knowledge and experience. You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are correct."

The Mundoval Fund will continue to adhere to a value oriented investment philosophy by investing in businesses throughout the world that are believed to be selling at less than our estimate of their worth or intrinsic value. We are business owners not speculators and we maintain a long term time horizon. We believe that concentration limits the portfolio to our best ideas and has a more meaningful impact on our results over time.

Thank you for your continued support of the Mundoval Fund.

Sincerely yours,

Arthur Q. Johnson, CFA
President

Average Annualized Total Returns as of June 30, 2014

	2Q 2014 (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	2.38%	22.60%	12.84%	15.05%	4.25%	7.75%
MSCI World Index	4.86%	24.05%	11.80%	14.98%	3.42%	7.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.